SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                             ------------------

                                 FORM 8-K/A

                                CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 15, 2002

                             GREENHOLD GROUP, INC.
                                ---------------

          (Exact name of registrant as specified in its charter)


Florida                         000-29707               65-0910697
-------------------------------------------------------------------------------
(State or other jurisdiction     (Commission             (I.R.S. Employer
   of incorporation)              File Number)            Identification No.)


                        1995 E. Oakland Park Boulevard
                                 Suite 350
                        Fort Lauderdale, Florida 33306
              ----------------------------------------------------
                   (Address of principal executive office)
                                 (Zip code)


Registrant's telephone number including area code: (954) 564-0006
                                                   --------------

---------------------------------------------------------------
(Former name or former address, if changed since last report)


Exhibit Index on Page 5

ITEM 2. 	Acquisition or Disposition of Assets

This Form 8-K/A amends the current report on Form 8-K dated April 24, 2002 (filed April 25, 2002) to include Item 7(a) Financial Statements of Business Acquired and Item 7(b) Pro Forma Financial Information.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

a) Financial Statements of Business Acquired.







                                   DOT (SR), INC.
                         (F/K/A FT. LAUDERDALE POP, INC.)

                                FINANCIAL STATEMENTS

                                 DECEMBER 31, 2001

                                 DOT (SR), INC.
                        (F/K/A FT. LAUDERDALE POP, INC.)

                                    CONTENTS




    										     Page

Independent Auditor's Report                            F-1

Financial Statements:

 Balance Sheet                                          F-2

 Statement of Operations                                F-3

 Statement of Changes in Stockholders' Equity           F-4

 Statement of Cash Flows                                F-5

 Notes to Financial Statements                          F-6 - F-11

                         INDEPENDENT AUDITOR'S REPORT


To The Board of Directors
Dot (SR), Inc.

We have audited the accompanying balance sheet of Dot (SR), Inc. (F/K/A Ft. Lauderdale Pop, Inc.) as of December 31, 2001 and the related statements of operations, changes in stockholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
 We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Dot (SR), Inc. (F/K/A Ft. Lauderdale Pop, Inc.) as of December 31, 2001 and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States.


June 4, 2002
Boca Raton, Florida

                                 DOT (SR), INC.
                       (F/K/A FT. LAUDERDALE POP, INC.)
                                 BALANCE SHEET
                               DECEMBER 31, 2001

                                     ASSETS

CURRENT ASSETS
 Cash                                                      $  1,847
 Accounts receivable                                          4,784
                                                           --------

        Total Current Assets                                  6,631
                                                           --------

COMPUTER EQUIPMENT - NET                                      4,321
                                                           --------

OTHER ASSETS
 Registry set-up fee - net                                   48,333
 Registration fee - net                                       8,500
                                                           --------

Total Other Assets                                           56,833
                                                           --------

TOTAL ASSETS                                               $ 67,785
                                                           ========

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
 Accounts payable and accrued expenses                     $ 61,779
 Due to affiliates                                           17,914
 Due to stockholders                                         23,000
                                                           --------

     Total Current Liabilities                              102,693
                                                           --------
COMMITMENTS

STOCKHOLDERS' EQUITY (DEFICIT)
 Common stock, $1 par value, 10,000,000
  share authorized, 400 shares issued
  and outstanding                                               400
 Deficit                                                    (35,308)
                                                           --------

Total Stockholders' Equity (Deficit)                        (34,908)
                                                           --------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)       $ 67,785
                                                           ========

    Read accompanying Notes to Financial Statements.

                                  DOT (SR), INC.
                         (F/K/A FT. LAUDERDALE POP, INC.)
                              STATEMENT OF OPERATIONS
                           YEAR ENDED DECEMBER 31, 2001





REVENUES                                                       $ 10,764

COST OF REVENUES                                                  1,741
                                                               --------

GROSS PROFIT                                                      9,023
                                                               --------
EXPENSES
 Selling, general and administrative                             91,091
 Depreciation and amortization                                    3,240
                                                               --------

Total Expenses                                                   94,331
                                                               --------

LOSS FROM OPERATIONS                                            (85,308)

OTHER INCOME
 Forfeiture of deposit                                           50,000
                                                               --------

NET LOSS                                                       $(35,308)
                                                               ========

LOSS PER SHARE                                                 $  88.27
                                                               ========

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING                       400
                                                                    ===



Read accompanying Notes to Financial Statements.

                                  DOT (SR), INC.
                           (F/K/A FT. LAUDERDALE POP, INC.)
              STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY (DEFICIT)
                           YEAR ENDED DECEMBER 31, 2001



                                    Common Stock             Stock
                                   # of       Par        Subscriptions
                                   Shares     Value        Receivable    Deficit         Total

Balance December 31, 2000            400       $400          $(400)       $  -          $   -

Repayment of stock subscriptions
 receivable                            -          -            400           -              -

Net (loss) during year                 -          -              -         (35,308)      (35,308)
                                     ---       ----          -----        ---------     ---------

Balance December 31, 2001            400       $400          $   -        $(35,308)     $(34,908)
                                     ===       ====          =====        =========     =========



Read accompanying Notes to Financial Statements.

                                 DOT (SR), INC.
                         (F/K/A FT. LAUDERDALE POP, INC.)
                             STATEMENTS OF CASH FLOWS
                           YEAR ENDED DECEMBER 31, 2001




CASH FLOWS FROM OPERATING ACTIVITIES:
 Net (loss)             	       		             $(35,308)
 Adjustments to reconcile net loss
  to net cash used in operating
  activities:
   Depreciation and amortization                                3,240
   (Increase) in accounts receivable                           (4,784)
   Increase in accounts payable and
    accrued expenses                                           11,779
                                                             --------

NET CASH USED IN OPERATING ACTIVITIES                         (25,073)
                                                             --------
CASH FLOWS FROM INVESTING ACTIVITIES:
 Purchase of computer equipment                                (4,394)
 Cash paid for registration fee                               (10,000)
                                                             --------

NET CASH USED IN INVESTING ACTIVITIES                         (14,394)
                                                             --------
CASH FLOWS FROM FINANCING ACTIVITIES:
 Increase in amount due to affiliates                          17,914
 Increase in amount due to stockholders                        23,000
 Repayment of stock subscriptions
  receivable                                                      400
                                                             --------

NET CASH PROVIDED BY FINANCING ACTIVITIES                      41,314
                                                             --------

NET INCREASE IN CASH                                            1,847

CASH - BEGINNING                                                  -
                                                             --------

CASH - ENDING                                                $  1,847
                                                             ========




Read accompanying Notes to Financial Statements.

                                DOT (SR), INC.
                        (F/K/A FT. LAUDERDALE POP, INC.)
                          NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2001

NOTE 1.	ORGANIZATION
        ------------

Dot (SR), Inc. (formerly known as Ft. Lauderdale Pop,
Inc.) was incorporated on July 12, 1999 under the laws of the State of Florida. On July 19, 2000, the
Articles of Incorporation were amended to change the name to Dot (SR), Inc. The Company owns the exclusive right to market and sell Internet domain names ending in ".sr" to individuals, corporations and other entities worldwide. The Company's headquarters is in Oakland Park, Florida. There were no operations prior to January 1, 2001.

On April 15, 2002, the Company became a wholly owned subsidiary of Greenhold Group, Inc., a public company.

NOTE 2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
        ------------------------------------------

		Revenue Recognition
                -------------------

Revenues, consisting of registration fees for the sale of Internet domain names, are recognized when the sale is completed. Once an Internet domain name is sold, the registration fee is nonrefundable and the Company has no further obligation or involvement in the sale. The registration fee is renewable annually.

                Computer Equipment
                ------------------


Computer equipment is recorded at cost.
Expenditures for major betterments and additions are capitalized while replacements, maintenance and repairs which do not improve or extend the life of the respective assets, are expensed.

Depreciation is computed by the straight-line method over the estimated useful lives of the assets of five years.

                Registry Set-Up Fee
                -------------------

The Company incurred an initial set-up fee of $50,000 for maintaining a registry of the Internet domain names. The

                                DOT (SR), INC.
                        (F/K/A FT. LAUDERDALE POP, INC.)
                          NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2001



NOTE 2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
        ------------------------------------------------------

                Registry Set-Up Fee (Continued)
                -------------------------------

fee is being amortized over the initial term of the agreement of five years (Note 7). As of December 31, 2001, accumulated amortization was $1,667.

                Registration Fee
                ----------------

For the exclusive right to market and sell
Internet domain names ending in ".sr", the Company paid an initial fee of $10,000. The fee is being amortized over the initial term of the agreement of five years (Note 7). As of December 31, 2001, accumulated amortization was $1,500.

                Advertising Costs
                -----------------

Advertising costs are expensed as incurred. During the year ended December 31, 2001, advertising costs charged to expense included in selling, general and administrative expenses was $6,959.

                Income Taxes
                ------------

Deferred income taxes are provided for differences between the basis of assets and liabilities for financial and income tax reporting. A valuation allowance is provided against deferred income tax assets in circumstances where management believes recoverability of a portion of the assets is not reasonably assured.

                Income (Loss) Per Share
                -----------------------

Income (loss) per share is computed by dividing net income (loss) for the period by the weighted average number of shares outstanding.

                                DOT (SR), INC.
                        (F/K/A FT. LAUDERDALE POP, INC.)
                          NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2001



NOTE 2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
        ------------------------------------------------------

                Statement of Cash Flows
                -----------------------

For purposes of this statement the Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

		Use of Estimates
                ----------------

Management uses estimates and assumptions in preparing financial statements in accordance with generally accepted accounting principles. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Accordingly, actual results could vary from the estimates that were assumed in preparing the financial statements.

NOTE 3.	COMPUTER EQUIPMENT
        ------------------

Computer equipment as of December 31, 2001 consisted of the following:


   Computer equipment  	   	             $4,394

   Accumulated depreciation 	                (73)
                                             ------

   Total                                     $4,321
                                             ======

For the year ended December 31, 2001, depreciation expense was $73.

NOTE 4.	INCOME TAXES
        ------------

As of December 31, 2001, no deferred income taxes have been recorded due to the Company having no history of profitable operations.
Significant components of the

                                DOT (SR), INC.
                        (F/K/A FT. LAUDERDALE POP, INC.)
                          NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2001



NOTE 4.	INCOME TAXES (CONTINUED)
        ------------------------

Company's net deferred income tax asset are as follows:

        Net operating loss carryforward                $ 6,600
        Less: Valuation allowance                       (6,600)
                                                       -------

        Net deferred income tax asset                  $  -
                                                       =======

The reconciliation of income tax (benefit) computed at the federal statutory rate to income tax expense (benefit) is as follows:

  Tax (benefit) at federal statutory
   rate                                                 (15.00)%
  State tax (benefit), net of federal
             benefit                                     (3.63)
  Valuation allowance                                    18.63
                                                        ------
  Tax provision (benefit)                                00.00%
                                                        ======

The company has net operating loss carryforwards for federal and state purposes of approximately
$35,300 available to offset future taxable income.
The net operating loss carryforward, if not used, will expire December 31, 2021.

NOTE 5.	RELATED PARTY TRANSACTIONS
        --------------------------

        Due to Affiliates
        -----------------

The Company engaged in various transactions with affiliated companies related by virtue of ownership. For the year ended December 31, 2001, these transactions are

                                DOT (SR), INC.
                        (F/K/A FT. LAUDERDALE POP, INC.)
                          NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2001



NOTE 5.	RELATED PARTY TRANSACTIONS (CONTINUED)
        --------------------------------------

        Due to Affiliates (Continued)
        -----------------------------

        summarized as follows:

         Co-location and server leasing         $ 1,000
         Sharing of office facilities           $ 2,741
         Registration processing fees           $ 1,225
         Web site development services          $15,760

As of December 31, 2001, $17,914 was due from these affiliated companies.

        Due to Stockholders
        -------------------

Due to stockholders consist of non-interest bearing advances expected to be repaid within the next twelve months. Subsequent to December 31, 2001, net repayments of $14,500 were made.

NOTE 6.	CAPITAL STOCK
        -------------

The Company has authorized 10,000,000 common shares with a par value of $1 per share. As of December 31, 2001, 400 common shares were issued and outstanding.

NOTE 7.	COMMITMENTS
        -----------

        Registry Fee
        ------------

On October 23, 2001, the Company entered into an
"Exclusive Registry Agreement" with a Company which will maintain a registry of all Internet domain names sold. The agreement provides for an initial set-up fee of $50,000 and an annual fee of $6 per year for each domain name registered. The agreement expires October 31, 2006 but is automatically renewable for one or more additional five year terms unless terminated upon 120 days prior

                                DOT (SR), INC.
                        (F/K/A FT. LAUDERDALE POP, INC.)
                          NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2001



NOTE 7.	COMMITMENTS (CONTINUED)
        -----------------------

        Registry Fee (Continued)
        ------------------------

written notice. For the year ended December 31, 2001, total registry fees were $216 and is included in accounts payable and accrued expenses.

        Registration Fee
        ----------------

On March 30, 2001, the Company entered into an
"Exclusive Registration Agreement" with a Company based in Suriname, South America for the exclusive right to market and sell Internet domain names ending in ".sr". The agreement provides for an initial fee of $10,000 and an annual fee of $15 per year for each domain name registered. However, in the event that actual registrations in any given year are less than 10,000, the Company is required to pay the difference at a rate of $15 per registration. The agreement expires March 31, 2006 but is automatically renewable for an additional five year term. For the year ended
December 31, 2001, total registration fees were $525 and is included in accounts payable and accrued expenses.

                                 DOT (SR), INC.
                         (F/K/A FT. LAUDERDALE POP, INC.)
                              CONDENSED BALANCE SHEET
                                 MARCH 31, 2002
                                  (Unaudited)

                                      ASSETS

CURRENT ASSETS
 Cash                                                 $  1,095
 Accounts receivable                                     4,646
                                                      --------

Total Current Assets                                     5,741
                                                      --------

COMPUTER EQUIPMENT - NET                                 4,101
                                                      --------

OTHER ASSETS
 Registry set-up fee - net                              45,833
 Registration fee - net                                  8,000
                                                      --------

Total Other Assets                                      53,833
                                                      --------

TOTAL ASSETS                                          $ 63,675
                                                      ========

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
 Accounts payable and accrued expenses                $ 62,598
 Due to affiliates                                      34,575
 Due to stockholders                                    43,195
                                                      --------

     Total Current Liabilities                         140,368
                                                      --------

STOCKHOLDERS' EQUITY (DEFICIT)
 Common stock, $1 par value, 10,000,000
  share authorized, 400 shares issued
  and outstanding                                          400
 Deficit                                               (77,093)
                                                      --------

Total Stockholders' Equity (Deficit)                   (76,693)
                                                      --------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)  $ 63,675
                                                      ========






    Read accompanying Notes to Financial Statements.

                                  DOT (SR), INC.
                         (F/K/A FT. LAUDERDALE POP, INC.)
                        CONDENSED STATEMENTS OF OPERATIONS
                   THREE MONTHS ENDED MARCH 31, 2002 AND 2001
                                    (Unaudited)




                                                2002           2001
                                                ----           ----

REVENUES                                      $ 21,828       $  -

COST OF REVENUES                                 1,623          -
                                              --------       ------

GROSS PROFIT                                    20,205          -
                                              --------       ------

EXPENSES
 Selling, general and administrative            58,770          -
 Depreciation and amortization                   3,220          -
                                              --------       ------

Total Expenses                                  61,990          -
                                              --------       ------

NET LOSS                                      $(41,785)      $  -
                                              ========       ======

LOSS PER SHARE                                $ 104.46       $  -
                                              ========       ======

WEIGHTED AVERAGE NUMBER OF SHARES
OUTSTANDING                                        400        400
                                                   ===        ===




Read accompanying Notes to Financial Statements.

                                DOT (SR), INC.
                       (F/K/A FT. LAUDERDALE POP, INC.)
                     CONDENSED STATEMENTS OF CASH FLOWS
                 THREE MONTHS ENDED MARCH 31, 2002 AND 2001
                                 (Unaudited)




                                                2002            2001
                                                ----            ----
CASH FLOWS FROM OPERATING ACTIVITIES:
 Net (loss)                                    $(41,785)       $  -
 Adjustments to reconcile net loss
  to net cash used in operating
  activities:
   Depreciation and amortization                  3,220           -
   Decrease in accounts receivable                  138           -
   Increase in accounts payable and
    accrued expenses                                819           -
                                               --------        ------

NET CASH USED IN OPERATING ACTIVITIES           (37,608)          -
                                               --------        ------

CASH FLOWS FROM FINANCING ACTIVITIES:
 Increase in amount due to affiliates            16,661           -
 Increase in amount due to stockholders          20,195           -
                                               --------        ------

NET CASH PROVIDED BY FINANCING ACTIVITIES        36,856           -
                                               --------        ------

NET DECREASE IN CASH                               (752)          -

CASH - BEGINNING                                  1,847           -
                                               --------        ------

CASH - ENDING                                  $  1,095        $  -
                                               ========        ======







Read accompanying Notes to Financial Statements.

                                  DOT (SR), INC.
                        (F/K/A FT. LAUDERDALE POP, INC.)
                     NOTES TO CONDENSED FINANCIAL STATEMENTS
                                  MARCH 31, 2002



NOTE 1.	ORGANIZATION
        ------------

Dot (SR), Inc. (formerly known as Ft. Lauderdale
Pop, Inc.) was incorporated on July 12,
1999 under the laws of the State of Florida. On
July 19, 2000, the Articles of Incorporation were amended to change the name to Dot (SR), Inc. The
Company owns the exclusive right to market and sell Internet domain names ending in ".sr" to individuals, corporations and other entities worldwide. The Company's headquarters is in Oakland Park, Florida.

On April 15, 2002, the Company became a wholly owned subsidiary of Greenhold Group, Inc., a public company.

NOTE 2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
        ------------------------------------------

        Basis of Presentation
        ---------------------

The accompanying condensed financial statements are unaudited. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted. In the opinion of management, all adjustments (which include only normal recurring adjustments) considered necessary for a fair presentation have been included. These financial statements should be read in conjunction with the Company's financial statements and notes thereto for the year ended December 31, 2001.

        Registry Set-Up Fee
        -------------------

The Company incurred an initial set-up fee of $50,000 for maintaining a registry of the Internet domain names. The fee is being amortized over the initial term of the agreement of five years. As of March 31, 2002, accumulated amortization was $4,167.

                                  DOT (SR), INC.
                        (F/K/A FT. LAUDERDALE POP, INC.)
                     NOTES TO CONDENSED FINANCIAL STATEMENTS
                                  MARCH 31, 2002



NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
        ------------------------------------------------------

        Registration Fee
        ----------------

For the exclusive right to market and sell
Internet domain names ending in ".sr", the Company paid an initial fee of $10,000. The fee is being amortized over the initial term of the agreement of five years. As of March 31, 2002, accumulated amortization was $2,000.

        Advertising Costs
        -----------------

Advertising costs are expensed as incurred. During the three months ended March 31, 2002 and 2001, advertising costs charged to expense included in selling, general and administrative expenses was $10,343 and $0, respectively.

        Income (Loss) Per Share
        -----------------------

Income (loss) per share is computed by dividing net income (loss) for the period by the weighted average number of shares outstanding.

        Use of Estimates
        ----------------

Management uses estimates and assumptions in preparing financial statements in accordance with generally accepted accounting principles. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Accordingly, actual results could vary from the estimates that were assumed in preparing the financial statements.

NOTE 3.	RELATED PARTY TRANSACTIONS
        --------------------------

        Due to Affiliates
        -----------------

The Company engaged in various transactions with affiliated companies related by virtue of ownership. For

                                  DOT (SR), INC.
                        (F/K/A FT. LAUDERDALE POP, INC.)
                     NOTES TO CONDENSED FINANCIAL STATEMENTS
                                  MARCH 31, 2002



NOTE 3.	RELATED PARTY TRANSACTIONS (CONTINUED)
        --------------------------------------

        Due to Affiliates (Continued)
        -----------------------------

the three months ended March 31, 2002 and 2001, these transactions are summarized as follows:

                                            2002       2001
                                            ----       ----
 Co-location and server
  leasing		                   $ 3,000     $  -

 Sharing of office facilities              $ 4,997     $  -
           Registration processing fees    $ 2,450     $  -
 Web site development services             $18,333     $  -


NOTE 4.	CAPITAL STOCK
        -------------

The Company has authorized 10,000,000 common shares with a par value of $1 per share.
As of March 31, 2002, 400 common shares
were issued and outstanding.

ITEM 7.    Financial Statements, Pro Forma Financial Information and Exhibits.
           -------------------------------------------------------------------

b) Pro Forma Financial Information



On April 15, 2002, the Company acquired all the outstanding common shares of Dot (SR), Inc. for $5,000,000. Dot (SR), Inc. is a Company which owns the exclusive right to market and sell Internet domain names ending in ".sr" to individuals, corporations and other entities worldwide. The Company issued 1,000,000 common shares for a value of $1,000,000 and notes payable of $4,000,000. The notes bear interest at 12% payable either: (a) in four equal installments on each of the first four anniversary dates of the execution of the note together with accrued and unpaid interest or (b) on or before the closing of a transaction resulting in the Company receiving net proceeds of a minimum of $5,000,000 from either the sale of any class of its preferred or common stock or through the issuance of any debt together with accrued and unpaid interest. Two of the three stockholders (one of which is an officer) each owning 25% of Dot (SR), Inc. own approximately
35% of the Company.

Pursuant to SFAS No. 141, "Business Combinations," the acquisition will be accounted for as a purchase, with the assets acquired and liabilities assumed recorded at fair values, and the results of operations included in the Company's consolidated financial statements from the date of acquisition.

The accompanying unaudited pro forma condensed combined balance sheets as of December 31, 2001 and March 31, 2002 and the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2001 and for the three months ended March 31, 2002 assumes the acquisition occurred on January 1, 2001. The pro forma information is based upon the historical financial statements of the companies presented. The pro forma condensed financial statements are not necessarily indicative of the financial position or results of operations of the Company that would have actually occurred had the acquisition been in effect as of the date or for the periods presented. The pro forma financial information should be read in conjunction with the Company's historical financial statements.

                   GREENHOLD GROUP, INC. & SUBSIDIARIES
           PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                        YEAR ENDED DECEMBER 31, 2001
                               (UNAUDITED)


                                       Greenhold                     Pro Forma     Pro Forma
                                       Group       Dot (SR), Inc.    Adjustments   Combined
                                       ------------------------------------------------------
REVENUES - NET                         $1,232,369   $10,764  (c)      ($17,985)    $1,225,148

COST OF REVENUES                          538,304     1,741  (c)        (1,000)       539,045
                                       ------------------------------------------------------

GROSS PROFIT                              694,065     9,023            (16,985)       686,103
                                       ------------------------------------------------------

EXPENSES
 Selling, general & administrative      1,330,422    91,091   (c)      (16,985)     1,404,528
 Depreciation & amortization            1,490,252     3,240   (d)      999,920      2,493,412
 Interest expense                          73,286    -        (e)      480,000        553,286
 Minority interest in net income            2,191    -                                  2,191
 Impairment of intangible assets        2,000,000    -                              2,000,000
                                       ------------------------------------------------------
  Total Expenses                        4,896,151    94,331          1,462,935      6,453,417
                                       ------------------------------------------------------

LOSS FROM OPERATIONS                   (4,202,086)  (85,308)        (1,479,920)    (5,767,314)

OTHER INCOME
 Forfeiture of deposit                    -          50,000                            50,000
                                       -------------------------------------------------------

NET (LOSS)                             $4,202,086  ($35,308)       ($1,479,920)   ($5,717,314)
                                       =======================================================

LOSS PER SHARE                                                                         ($0.59)
                                                                                  ============

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING                                          9,653,502
                                                                                  ============

                   GREENHOLD GROUP, INC. & SUBSIDIARIES
                PRO FORMA CONDENSED COMBINED BALANCE SHEET
                          AS OF DECEMBER 31, 2001
                               (UNAUDITED)


                                 Greenhold                         Pro Forma         Pro Forma
                                 Group, Inc.    Dot (SR), Inc.     Adjustments       Combined
                                 --------------------------------------------------------------
              ASSETS
CURRENT ASSETS
 Cash                               $6,923        $1,847               -                 $8,770
 Accounts Receivable                53,196         4,784   (b)      (17,914)             40,066
                                 --------------------------------------------------------------
    Total Current Assets            60,119         6,631            (17,914)             48,836
                                 --------------------------------------------------------------

PROPERTY & EQUIPMENT - NET         226,405         4,321                                230,726
                                 --------------------------------------------------------------

OTHER ASSETS
 Domain name rights - net          -               -       (a)    4,999,600           3,999,680
                                                           (d)     (999,920)
 Subcriber lists - net           1,111,675         -                                  1,111,675
 Registry set-up fee - net         -              48,333                                 48,333
 Registration fee - net            -               8,500                                  8,500
 Deposits                            7,410         -                                      7,410
                                 ---------------------------------------------------------------
   Total Other Assets            1,119,085        56,833          3,999,680           5,175,598
                                 ---------------------------------------------------------------

TOTAL ASSETS                    $1,405,609       $67,785         $3,981,766          $5,455,160
                                 ===============================================================


                   GREENHOLD GROUP, INC. & SUBSIDIARIES
                PRO FORMA CONDENSED COMBINED BALANCE SHEET
                          AS OF DECEMBER 31, 2001
                               (UNAUDITED)




                                                    Greenhold                         Pro Forma         Pro Forma
                                                    Group, Inc.    Dot (SR), Inc.     Adjustments       Combined
                                                    --------------------------------------------------------------

LIABIILTIES AND STOCKHOLDERS'
EQUITY

CURRENT LIABILITIES
 Accounts payable/accrued expenses                     498,805       61,779  (e)        480,000           1,040,584
 Deferred revenue                                       67,467       -                                       67,467
 Current portion of notes payable                      107,564       -                                      107,564
 Current portion of capital lease obligation             8,343       -                                        8,343
 Due to affiliates                                      -            17,914  (b)        (17,914)                  0
 Notes payable - stockholders                          410,422       -       (a)      1,000,000           1,410,422
 Due to stockholders                                    -            23,000                                  23,000
                                                     ---------------------------------------------------------------
  Total Current Liabilities                          1,092,601      102,693           1,462,086           2,657,380
                                                     ---------------------------------------------------------------

LONG TERM LIABILITIES
 Notes payable - less current portion                  148,647       -                                      148,647
 Notes payable - stockholders less current portion     -             -       (a)      3,000,000           3,000,000
                                                     ---------------------------------------------------------------
   Total Long-term Liabilities                        148,647            0           3,000,000           3,148,647
                                                     ---------------------------------------------------------------
   Total Liabilities                                 1,241,248      102,693           4,462,086           5,806,027
                                                     ---------------------------------------------------------------

Minority interest                                       46,154       -                                       46,154
                                                     ---------------------------------------------------------------

STOCKHOLDERS' EQUITY
 Common Stock                                            8,800          400  (a)          1,000               9,880
                                                                             (a)           (400)
 Additional paid-in capital                          4,323,829       -       (a)        999,000           5,322,829

 Retained earnings                                  (4,214,502)     (35,308) (e)       (480,000)         (5,729,730)
                                                                             (d)       (999,920)
                                                     ---------------------------------------------------------------
   Total Stockholders' Equity                          118,207      (34,908)           (480,320)           (397,021)
                                                     ---------------------------------------------------------------

TOTAL LIABILITIES & STOCKHOLDERS'
EQUITY                                               $1,405,609     $67,785          $3,981,766          $5,455,160
                                                     ===============================================================


                   GREENHOLD GROUP, INC. & SUBSIDIARIES
           PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                     THREE MONTHS ENDED MARCH 31, 2002
                               (UNAUDITED)


                                       Greenhold                     Pro Forma     Pro Forma
                                       Group       Dot (SR), Inc.    Adjustments   Combined
                                       ------------------------------------------------------
REVENUES - NET                         $511,853    $21,828   (c)      ($23,783)    $509,898

COST OF REVENUES                        196,056      1,623   (c)        (3,000)     194,679
                                       ------------------------------------------------------

GROSS PROFIT                            315,797      1,623             (20,783)     315,219
                                       ------------------------------------------------------

EXPENSES
 Selling, general & administrative      403,982     58,770   (c)       (20,783)     441,969
 Depreciation & amortization            259,853      3,220   (d)       249,980      513,053
 Interest expense                        28,032     -        (e)       120,000      148,032
 Minority interest in net income            551     -                                   551
                                       ------------------------------------------------------
   Total Expenses                       692,418     61,990             349,197    1,103,605
                                       ------------------------------------------------------

LOSS FROM OPERATIONS                   (376,621)   (41,785)           (369,980)    (788,386)

OTHER INCOME
 Gain on sale of subscriber lists         8,104     -                                 8,104
                                       ------------------------------------------------------

NET (LOSS)                            ($368,517)  ($41,785)          ($369,980)   ($780,282)
                                       ======================================================

LOSS PER SHARE                                                                       ($0.08)
                                                                               ==============

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING                                       10,116,984
                                                                               ==============


                   GREENHOLD GROUP, INC. & SUBSIDIARIES
                PRO FORMA CONDENSED COMBINED BALANCE SHEET
                           AS OF MARCH 31, 2002
                               (UNAUDITED)


                                      Greenhold                         Pro Forma         Pro Forma
                                      Group, Inc.    Dot (SR), Inc.     Adjustments       Combined
                                    ----------------------------------------------------------------
              ASSETS
CURRENT ASSETS
 Cash                                 $221,514        $1,095              -              $222,609
 Accounts Receivable                    42,906         4,646     (b)     (2,249)           45,303
 Accounts Receivable - related party    32,326          -        (b)    (32,326)                0
 Due from buyers of subscriber lists   599,440          -                                 599,440
                                    -----------------------------------------------------------------
   Total Current Assets                896,186         5,741            (34,575)          867,352
                                    -----------------------------------------------------------------

PROPERTY & EQUIPMENT - NET             486,020         4,101                              490,121
                                    -----------------------------------------------------------------

OTHER ASSETS
 Domain name rights - net                 -             -       (a)   4,999,600         3,749,700
                                                        -       (d)    (999,920)
                                                                (d)    (249,980)


 Subcriber lists - net                  56,886          -                                  56,886
 Registry set-up fee - net                -          45,833                                45,833
 Registration fee - net                   -           8,000                                 8,000
 Deposits                                7,410          -                                   7,410
                                    ------------------------------------------------------------------
    Total Other Assets                  64,296       53,833           3,749,700         3,867,829
                                    ------------------------------------------------------------------

TOTAL ASSETS                        $1,446,502      $63,675          $3,715,125        $5,225,302
                                    ==================================================================


                   GREENHOLD GROUP, INC. & SUBSIDIARIES
                PRO FORMA CONDENSED COMBINED BALANCE SHEET
                           AS OF MARCH 31, 2002
                               (UNAUDITED)




                                                    Greenhold                         Pro Forma         Pro Forma
                                                    Group, Inc.    Dot (SR), Inc.     Adjustments       Combined
                                                    --------------------------------------------------------------

LIABIILTIES AND STOCKHOLDERS'
EQUITY

CURRENT LIABILITIES
 Accounts payable/accrued expenses                     639,975       62,598  (e)        480,000           1,302,573
                                                                             (e)        120,000
 Deferred revenue                                       18,985       -                                       18,985
 Current portion of notes payable                      105,329       -                                      105,329
 Current portion of capital lease obligation             5,413       -                                        5,413
 Due to affiliates                                      -            34,575  (b)        (34,575)                  0
 Notes payable - stockholders                          409,146       -       (a)      1,000,000           1,409,146
 Due to stockholders                                    -            43,195                                  43,195
                                                     ---------------------------------------------------------------
  Total Current Liabilities                          1,178,848      140,368           1,565,425           2,884,641
                                                     ---------------------------------------------------------------

LONG TERM LIABILITIES
 Notes payable - less current portion                  125,803       -                                      125,803
 Notes payable - stockholders less current portion     -             -       (a)      3,000,000           3,000,000
                                                     ---------------------------------------------------------------
   Total Long-term Liabilities                        125,803            0            3,000,000           3,125,803
                                                     ---------------------------------------------------------------
   Total Liabilities                                 1,304,651      140,368           4,565,425           6,010,444
                                                     ---------------------------------------------------------------

Minority interest                                       46,705       -                                       46,705
                                                     ---------------------------------------------------------------

STOCKHOLDERS' EQUITY
 Common Stock                                            9,225          400  (a)          1,000              10,225
                                                                             (a)           (400)
 Additional paid-in capital                          4,668,484       -       (a)        999,000           5,667,484

 Retained earnings                                  (4,582,563)     (77,093) (d)       (999,920)         (6,509,556)
                                                                             (d)       (249,980)
                                                                             (d)       (120,000)
                                                                             (e)       (480,000)
                                                     ---------------------------------------------------------------
   Total Stockholders' Equity                           95,146      (76,693)           (850,300)           (831,847)
                                                     ---------------------------------------------------------------

TOTAL LIABILITIES & STOCKHOLDERS'
EQUITY                                               $1,446,502     $63,675          $3,715,125          $5,225,302
                                                     ===============================================================


                              GREENHOLD GROUP, INC.
	NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
                                   (UNAUDITED)




(a)	Adjustment to reflect acquisition as if it had occurred on January 1,
        2001. Dot (SR), Inc. had no operations prior to January 1, 2001. The components of the purchase price and its allocation to the assets and liabilities of Dot (SR), Inc. are as follows:

		Components of purchase price:
                        Notes payable - stockholders            $4,000,000
                        Common stock issued                      1,000,000
                                                                ----------
                        Total purchase price                     5,000,000

		Allocation of purchase price:
                        Stockholders' equity                          (400)
                                                                ----------
                Cost in excess of net assets acquired           $4,999,600
                                                                ==========

	The excess of the purchase price over the fair value of net assets acquired is being allocated to domain name rights. This intangible asset is being amortized over five years using the straight line method. The amortization period is in conjunction with the term of an "Exclusive Registration Agreement" entered into by Dot (SR), Inc. with a company based in Suriname, South America for the exclusive right to market and sell Internet domain names ending in ".sr."

(b)	Adjustment to eliminate intercompany account balances.

(c) Adjustment to eliminate intercompany charges for co-location and server leases included in cost of sales, and sharing of office facilities, registration processing fees and web site development services included in selling, general and administrative expenses.

(d)	Adjustment to reflect amortization of domain name rights as follows
        (see (a) above):

                 Period                                         Amount
                 ------                                         ------

                Year ended December 31, 2001                   $999,920
                                                               ========

                Three months ended March 31, 2002              $249,980
                                                               ========

                             GREENHOLD GROUP, INC.
	NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
                                  (UNAUDITED)




(e)	Adjustment to reflect accrued interest on notes payable - stockholders at an interest rate of 12% per annum (see (a) above):

                 Period                                   Amount
                 ------                                   ------

                Year ended December 31, 2001             $480,000
                                                         ========

                Three months ended March 31, 2002        $120,000
                                                         ========

SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


						GREENHOLD GROUP, INC.
						Registrant


Date: June __, 2002	     			By:  /s/ John Harris
                                                     ---------------
                                                     John Harris, President

                            INDEX TO EXHIBITS
                                 FORM 8-K

Exhibit
---------

4.2	Promissory Note dated April 15, 2002 with John D. Harris.

4.3	Promissory Note dated April 15, 2002 with Dana M. Gallup.

4.4	Promissory Note dated April 15, 2002 with Mitchell Tjinadjie.

10.3	Stock Purchase Agreement dated as of April 15, 2002 between Greenhold
        Group, Inc. and the shareholders of Dot(SR), Inc.